                                                                EXHIBIT 10.12

October 1, 1994


                    EXPORT-IMPORT BANK OF THE UNITED STATES
                       WORKING CAPITAL GUARANTEE PROGRAM

                               BORROWER AGREEMENT


     THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by the entity identified as the Borrower on the signature page hereof (the "Borrower") and is acknowledged by the institution identified as the Lender on the signature page hereof (the "Lender").

                                    RECITALS

          A. The Lender shall make a loan (the "Loan") to the Borrower for the purpose of providing the Borrower with pre-export working capital to finance the manufacture or purchase and subsequent export sale of the Items (as hereinafter defined).

          B. The Loan shall be in a principal amount (the "Loan Amount") not to exceed at any time outstanding the amount specified in item (5)(A) of the Loan Authorization Agreement between the Lender and the Export-Import Bank of the United States ("Eximbank") (or Loan Authorization Notice provided to Eximbank by the Lender in the case of a Loan under Delegated Authority) which is attached hereto as Annex A and incorporated herein.

          C. The Loan shall be evidenced by a valid and enforceable promissory note payable by the Borrower to the order of the Lender (the "Note") and shall be made pursuant to a written agreement related solely thereto between the Borrower and the Lender (the "Loan Agreement").

          D. A condition precedent to the making of the Loan by the Lender is that Eximbank guarantee the payment of ninety percent (90%) of the Loan Amount and all interest accrued thereon, subject to the terms and conditions of a master guarantee agreement (the "Master Guarantee Agreement") between Eximbank and the Lender.

          E. In consideration for and as a condition precedent to the Lender's making the Loan and Eximbank's entering into the Master Guarantee Agreement, the Borrower shall execute this Agreement for the benefit of the Lender and Eximbank.

             NOW, THEREFORE, the Borrower hereby agrees as follows:

                                   ARTICLE I
                                  DEFINITIONS

     "Accounts Receivable" shall mean those trade accounts from the sale of the Items due and payable to the Borrower in the United States and any notes, drafts, letters of credit or insurance proceeds supporting payment thereof.

     "Availability Date" shall mean the date set forth in item (10) of the Loan Authorization Agreement or, if such date is not a Business Day, the next Business Day thereafter.

     "Borrowing Base" shall mean the Collateral Value as discounted by the applicable Disbursement Rate(s).

     "Borrowing Base Certificate" shall mean the certificate in form provided by the Lender and executed by the Borrower setting forth the Borrowing Base supporting one or more Disbursements.

     "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.

     "Buyer" shall mean an entity which has entered into one or more Export Orders with the Borrower.

     "Closing Date" shall mean the date on which the Loan Documents are executed by the Borrower.

     "Collateral" shall mean the property of the Borrower in which the Borrower has granted to the Lender a valid and enforceable security interest as security for the payment of all principal and interest due under the Loan, and which is identified in item (6) of the Loan Authorization Agreement, including all proceeds (cash and non-cash) thereof.

     "Collateral Value" shall mean at any given time the value of all Collateral against which Disbursements may be made as set forth in item (5)(C) of the Loan Authorization Agreement, valued according to Generally Accepted Accounting Principles.

     "Country Limitation Schedule" shall mean the schedule published by Eximbank and attached to this Agreement as Annex C which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

     "Disbursed Amount" shall mean the aggregate outstanding amount of the Disbursements.

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     "Disbursement" shall mean an advance of the Loan from the Lender to the
Borrower under the Loan Agreement.

     "Disbursement Rate" shall mean the rate specified in item (5)(C) of the Loan Authorization Agreement for each category of Collateral.

     "Dollars" or "$" shall mean the lawful money of the United States of America.

     "Export Certificate" shall mean the certificate in the form of Annex B to this Agreement executed by the Borrower.

     "Export Order" shall mean a written export order or contract for the purchase by the Buyer from the Borrower of any of the Items.

     "Generally Accepted Accounting Principles" shall mean the accounting principles issued by the American Institute of Certified Public Accountants.

     "Guarantors" shall mean those persons or entities, if any, identified in item (3) of the Loan Authorization Agreement who shall jointly and severally guarantee the Borrower's obligation to repay all amounts outstanding under the Note.

     "Inventory" shall mean the raw materials, work-in-process and finished goods purchased or manufactured by the Borrower for resale.

     "Items" shall mean the finished goods or services which are intended for export, as specified in item (4)(A) of the Loan Authorization Agreement.

     "Letter of Credit" shall mean an irrevocable letter of credit subject to UCP 500, payable in the United States or at the issuing bank and issued for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of the Items.

     "Loan Documents" shall mean the Note, the Loan Agreement, this Agreement and any other instrument, agreement or document previously, simultaneously or hereafter executed by the Borrower or any Guarantors evidencing, securing, guaranteeing or in connection with the Loan.

     "Revolving Loan" shall mean a Loan under which amounts disbursed and repaid may be disbursed again until the Availability Date.

     "Transaction Specific Loan" shall mean a Loan under which amounts disbursed and repaid may not be disbursed again.

          "U.S." or "United States" shall mean the United States of America and its territorial possessions.

          "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States.


                                   ARTICLE II
                          OBLIGATIONS OF THE BORROWER

          Until payment in full of the Loan, the Borrower agrees to the following:

          Section 2.1 Use of Disbursements. The Borrower shall use Disbursements only for the purpose of enabling the Borrower to finance the cost of manufacturing, purchasing or selling the Items. The Borrower may not use Disbursements for the purpose of: (a) servicing any of the Borrower's pre-existing or future indebtedness unrelated to the Loan; (b) acquiring fixed assets or capital goods for use in the Borrower's business; (c) acquiring, equipping or renting commercial space outside of the United States; or (d) paying the salaries of non-U.S. citizens or non-U.S. permanent residents who are located in offices outside the United States.

          In addition, Disbursements may not be used to finance the manufacture, purchase or sale of any of the following:

          (a) Items to be sold to a Buyer located in a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

          (b) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;

          (c)      defense articles or defense services; or

          (d) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities.

          Section 2.2 Certificates. In order to receive a Disbursement under a Transaction Specific Loan, the Borrower shall deliver to the Lender a Borrowing Base Certificate current within the past five (5) calendar days. In order to receive a Disbursement under a Revolving Loan, the Borrower shall have delivered to the Lender a Borrowing Base Certificate current within the past thirty (30) calendar days. Additionally, in order to receive the first Disbursement related to any particular

Export Order, the Borrower shall deliver to the Lender an Export Certificate covering the Items described in such Export Order.

          Section 2.3 Exclusions from the Borrowing Base. In determining the amount of a requested Disbursement, the Borrower shall exclude from the Borrowing Base the following:

         (a)     any Inventory which is not located in the United States;

         (b)     any demonstration Inventory or Inventory sold on consignment;

         (c)     any Inventory consisting of proprietary software;

         (d) any Inventory which is damaged, obsolete, returned, defective, recalled or unfit for further processing;

         (e) any Inventory which has been previously exported from the United States;

         (f) any Inventory which constitutes defense articles or defense services or any Accounts Receivable generated by sales of such Inventory;

         (g) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule;

         (h) any Inventory which is to be incorporated into Items destined for shipment to, and any Account Receivable in the name of a Buyer located in, a country in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country terms of a Letter of Credit confirmed by a bank acceptable to Eximbank;

         (i) any Inventory which is to be incorporated into Items whose sale would result in an ineligible Account Receivable;

         (j) any Account Receivable with a term in excess of net one hundred eighty (180) days;

         (k) any Account Receivable which is more than sixty (60) calendar days past the original due date, unless it is insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through Eximbank approved private insurers for comparable coverage, in which case ninety (90) calendar days shall apply;

         (l) any intra-company Account Receivable or any Account Receivable from a subsidiary of the Borrower, from a person or entity with a controlling interest in the Borrower or from an entity which shares common controlling ownership with the Borrower;

         (m) any Account Receivable evidenced by a Letter of Credit, until the date of shipment of the Items covered by the subject Letter of Credit;

         (n) any Account Receivable which the Lender or Eximbank, in its reasonable judgment, deems uncollectible for any reason;

         (o) any Account Receivable payable in a currency other than Dollars; and

         (p) any Account Receivable from a military Buyer, except as may be approved by Eximbank.

          Section 2.4 Schedules, Reports and Other Statements. The Borrower shall submit to the Lender in writing each month (a) an Inventory schedule for the preceding month and (b) an Accounts Receivable aging report for the preceding month detailing the terms of the amounts due from each Buyer. The Borrower shall also furnish to the Lender promptly upon request such information, reports, contracts, invoices and other data concerning the Collateral as the Lender may from time to time specify.

          Section 2.5 Additional Security or Payment. The Borrower shall at all times ensure that the Borrowing Base exceeds the Disbursed Amount. If informed by the Lender or if the Borrower otherwise has actual knowledge that the Borrowing Base is at any time less than the Disbursed Amount, the Borrower shall, within five (5) Business Days, either (a) furnish additional security to the Lender, in form and amount satisfactory to the Lender and Eximbank, or (b) pay to the Lender an amount equal to the difference between the Disbursed Amount and the Borrowing Base.

          Section 2.6 Continued Security Interest. The Borrower shall notify the Lender in writing within five (5) Business Days if (a) the Borrower changes its name or identity in any manner, (b) the Borrower changes the location of its principal place of business, (c) the nature of any of the Collateral is changed or any of the Collateral is transferred to another location or (d) any of the books or records related to the Collateral are transferred to another location. The Borrower shall execute such additional financing statements or other documents as the Lender may reasonably request in order to maintain its perfected security interest in the Collateral.

          Section 2.7 Inspection of Collateral. The Borrower shall permit the representatives of the Lender and Eximbank to make at any time during normal business hours reasonable inspections of the Collateral and of the Borrower's facilities, activities, and books and records, and shall cause its officers and employees to give full cooperation and assistance in connection therewith.

           Section 2.8 Notice of Debtor's Relief, Dissolution and Litigation. The Borrower shall notify the Lender in writing within five (5) Business Days of the occurrence of any of the following:

                   (a) a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower;

                   (b) the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (a) above;

                   (c) the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefore has been commenced against it; or

                   (d) any material litigation is filed against the Borrower.

           Section 2.9 Insurance. The Borrower shall maintain insurance coverage in the manner and to the extent customary in businesses of similar character.

          Section 2.10 Merger or Consolidation. Without the prior written consent of Eximbank and the Lender, the Borrower shall not (a) merge or consolidate with any other entity, (b) sell, lease, transfer or otherwise dispose of any substantial part of its assets, or any part of its assets which are essential to the conduct of its business or operations, (c) make any material change in its organizational structure or identity, or (d) enter into any agreement to do any of the foregoing.

          Section 2.11 Repayment Term and Reborrowings. The Borrower shall pay in full the outstanding Loan Amount and all accrued and unpaid interest thereon no later than the first Business Day after the Availability Date. If the Loan is a Revolving Loan, provided that the Borrower is not in default under any of the Loan Documents, the Borrower may borrow, repay and reborrow amounts under the Loan until the close of business on the Availability Date. If the Loan is a Transaction Specific Loan, the Borrower shall, within two (2) Business Days of the receipt thereof, pay to the Lender (for application against the outstanding Loan Amount and accrued and unpaid interest thereon) all checks, drafts, cash and other remittances it may receive in payment or on account of the Accounts Receivable or any other Collateral, in precisely the form received (except for the endorsement of the Borrower where necessary). Pending such deposit, the Borrower shall not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

          Section 2.12 Cross Default. The Borrower shall be deemed in default under the Loan if the Borrower fails to pay when due any amount payable to the Lender under any loan to the Borrower not guaranteed by Eximbank.

           Section 2.13 Financial Statements. The Borrower shall provide quarterly financial statements to the Lender no later than ninety (90) days after the end of each quarter. This is in addition to any other financial statements that may be required by the Lender under the Loan Agreement.

          Section 2.14 Taxes, Judgments and Liens. The Borrower shall remain current on all of its Federal, state and local tax obligations. In addition, the Borrower shall notify the Lender in the event of (i) any judgment against the Borrower, or (ii) any lien is filed against any of the assets of the Borrower.


                                  ARTICLE III
                              RIGHTS AND REMEDIES

          Section 3.1 Indemnification. Upon Eximbank's payment of a claim to the Lender in connection with the Loan pursuant to the Master Guarantee Agreement, Eximbank shall assume all rights and remedies of the Lender under the Loan Documents and may enforce any such rights or remedies against the Borrower, the Collateral and any Guarantors. Additionally, the Borrower shall hold Eximbank and the Lender harmless from and indemnify them against any and all liabilities, damages, claims, costs and losses incurred or suffered by either of them resulting from (a) any materially incorrect certification or statement knowingly made by the Borrower or its agent to Eximbank or the Lender in connection with the Loan, this Agreement or any of the other Loan Documents or (b) any material breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents.


                                   ARTICLE IV
                                 MISCELLANEOUS

          Section 4.1 Governing Law. This Agreement is made under the laws of the State of New York, United States of America, and for all purposes shall be governed by and construed in accordance with such laws without giving effect to the conflict of law principles thereof.

          Section 4.2 Notification. All notifications required by this Agreement shall be given in the manner provided in the Loan Agreement.

          Section 4.3 Partial Invalidity. If at any time any of the provisions of this Agreement becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, the validity nor the enforceability of the remaining provisions hereof shall in any way be affected or impaired.

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the 10th day of February, 1995.


Megatest Corporation
- - -----------------------------
(Name of Borrower)

By /s/ Mel Flanigan
  ---------------------------
  (Signature)

Name  Mel Flanigan
    -------------------------
    (Print or Type)

Title  Corp. Controller
     ------------------------


ACKNOWLEDGED:


Bank of the West
- - -----------------------------
(Name of lender)


By /s/ Daniel Corry
  ---------------------------
  (Signature)

Name  Daniel Corry
    -------------------------
    (Print or Type)

Title    Vice President
     ------------------------

Guaranteed Loan No. AP068442XX

ANNEXES:

A - Loan Authorization Agreement
B - Export Certificate
C - Country Limitation Schedule

                                                                         ANNEX A

                          LOAN AUTHORIZATION AGREEMENT

     THIS LOAN AUTHORIZATION AGREEMENT (this "Agreement") is made and entered into by and between the institution identified as the Lender on the signature page hereof (the "Lender") and the Export-Import Bank of the United States ("Eximbank") . This Agreement sets forth the specific terms and conditions of the Loan known as Guaranteed Loan No. AP068442XX which is guaranteed by Eximbank pursuant to the Master Guarantee Agreement dated January 19, 1995, between Eximbank and the Lender. The capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.

(1)      Lender's Name and Address:

         Bank of the West
         50 W. San Fernando Street
         San Jose, CA 95113

         Contact Person: Mr. Daniel Corry
         Telephone Number: (408) 998-7913
         Telefax Number:   (408) 947-5117

(2)      Borrower's Name and Address:

         Megatest Corporation
         1321 Ridder Park Drive
         San Jose, CA 95131

         Contact Person: Mr. Melvin L. Flanagan
         Telephone Number: (408) 437-9700
         Telefax Number:   (408) 451-3202

(3) Guarantor's Name and Address: The guarantee shall be valid and enforceable, and shall be guarantee of payment and not of collection; if more than one guarantor, their obligations shall be joint and several.

         None

(4)      The Items to be financed:

         A.      The Items: Semiconductor Testing Equipment

         B. Are Performance Guarantees (e.g. bid bonds, performance bonds, surety bonds, stand-by letters of credit) to be issued to
                 foreign Buyers?     Yes:     ;  No:  X
                                         -----      -----

(5)       Loan Amount, Disbursement Terms and Conditions, and
          Disbursement Rates:

         A.      Loan Amount: $5,000,000.00

     B. Disbursement Terms and Conditions: (1) As specified herein, up to 20% of the Loan Amount may be in the form of Disbursements that are made without a related firm Export Order, however, prior to any such Disbursement the Borrower shall deliver to the Lender a written statement, with a supporting breakdown of costs, to the effect that Disbursements are only for documented U.S. costs associated with export sales.

          (2) Except for (1) above, each Disbursement may be made only against firm written export purchase orders which are delivered to the Lender prior to each Disbursement.

     C.   Disbursement Rates by Categories of Collateral:

     (1) Inventory: 70 percent of the value of the Borrower's Export-related Inventory; and

     (2) Accounts Receivable: 90 percent of the value of the Borrower's eligible export-related Accounts Receivable.

     D.   The Loan is a Revolving Loan.


(6): Security Interests in the Collateral: Valid and enforceable, perfected first priority security interests in all export-related Accounts Receivable and all Export-related Inventory, and the proceeds thereof.

          To the extent applicable, "Export-related Inventory" shall mean all of the Borrower's inventory which is intended to be sold pursuant to Export Orders. Unless the Export-related Inventory can be effectively segregated, for purposes of claim recoveries under the Master Guarantee Agreement, the Export-related Inventory will be determined on a pro-rata basis comparing, as of the date of default, the amount outstanding under the Loan and the aggregate amount outstanding under all other short-term Inventory financing, of the Borrower.

(7): Terms of Sale: Export sales financed under the Loan shall be on one of the following terms: (i) Letters of Credit; (ii) open account terms for creditworthy Buyers which have been preapproved in writing by Eximbank and the Lender.

(8)  Lender's Interest Rate: Prime plus .5 percent.

(9) Facility Fee: The Lender shall pay the Facility Fee equal to $37,500.00 (0.75% of the Loan Amount) due the earlier of five (5) Business Days of the Closing Date or February 28, 1995.

(10) Availability Date: July 31, 1995.

(11) Special Conditions: (See attached.)

(12) Country-Limitations: (Effective November 13, 1994, see attached.)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, in duplicate, as of the 10th day of February 1995.



Bank of the West                              EXPORT-IMPORT BANK OF THE
- - ------------------------------------                UNITED STATES
(Name of Lender)


By /s/ Daniel Corry                       By /s/ James W. Crist
- - ------------------------------------      ------------------------------------
    (Signature)                               (Signature)

Name Daniel Corry                         Name James W. Crist
- - ------------------------------------      ------------------------------------
    (Print)                                   (Print)

Title Vice President                      Title Vice President
- - ------------------------------------      ------------------------------------

Guaranteed Loan No. AP068442XX

 SPECIAL CONDITIONS         AP068442XX

I.     NEGATIVE COVENANTS:

       Loans to Stockholders and Affiliates. Without Eximbank's prior written consent, the Borrower shall not make any loans to any stockholder or entity affiliated with the Borrower. With respect to this Special Condition, the term "loan" does not include salary, rent paid to an affiliated entity owned by the stockholders, or to other expenses incurred in the ordinary course of business.

II. WARRANTIES, REPRESENTATIONS AND OTHER COVENANTS: The Borrower warrants, represents, covenants and agrees that:

       Export Credit Insurance Policy ("Policy"). It shall obtain a Policy acceptable to Eximbank for comprehensive commercial and political risks, (in the event that open account terms of sales are indicated in Item 7 of the Loan Authorization Agreement) and shall assign such policy to the Lender. Coverage under such Policy shall be in full force and effect as of the date of each Disbursement under the Loan and until all amounts outstanding have been repaid. The proceeds of such Policy paid to the Lender pursuant to the assignment shall be applied first toward reducing any amount then outstanding under the Loan.

                                                                       ANNEX B
                               EXPORT CERTIFICATE



                                                     Date:_____________________


[NAME OF LENDER]
[ADDRESS OF LENDER]

Re:     $_______________ [Revolving][Transaction Specific] Loan (the
"Loan")  from __________________________________________ (the "Lender")
to ____________________________ (the  "Borrower")  guaranteed  by  the
Export-Import  Bank of  the   United   States ("Eximbank") under Master
Guarantee Number______________. Guaranteed Loan No._________________.

Ladies and Gentlemen:

  We hereby certify for the benefit of the Lender and Eximbank with respect to the items described in Export Order ___________________________________
[insert number and/or date, as applicable] (the "Items") as follows:

1 .     U.S. Content.  Check the applicable box:





/ / The U.S. Content of the Items is equal to or greater than fifty percent (50%) of the cost of the Items.

/ / The U.S. Content of the Items is less than fifty percent (50%) of the cost of the Items. If so, indicate below what percentage of the cost of the Items constitutes U.S. Content:

Item                                  Percentage of U.S. Content

          2. Munitions List. Only the following Items are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations):

Item                                              Invoice Amount




(If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)


          3. Defense Articles. The Buyer is not a military entity and the Items are not defense articles or defense services.

          4. Country Limitation Schedule. (a) The Items are not being exported to a country in which Eximbank is legally prohibited from doing business as designated in the Country Limitation Schedule.

          (b) The Items are to be exported to the following countries in which Eximbank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, the sale of such Items must be on terms of a Letter of Credit issued or confirmed by a bank acceptable to Eximbank.

(If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)

          5. Nuclear Exports. The Items do not consist of technology, fuel, equipment, materials or goods and services to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities, unless the prior consent of Eximbank has been obtained.

          We have attached hereto a copy of the Export Order referenced above. With knowledge that the Lender and Eximbank will rely on the certifications and representations made in this certificate, we agree to be liable for any damages suffered by the Lender's and/or Eximbank's reliance on such certifications and representations. We further understand that this certification is subject to the penalties provided in Article 18 U.S.C.
Section 1001.

          All capitalized terms not defined in this Certificate shall have the meanings set forth in the Borrower Agreement executed in connection with the Loan.

_______________________
(NAME OF BORROWER)

By:_________________________
      (Signature)

Name:________________________
       (Print orType)

Title:________________________
       (Print or Type)



Enclosures

                                                               ANNEX C

                    EXPORT-IMPORT BANK OF THE UNITED STATES
                          COUNTRY LIMITATION SCHEDULE
                        Special Conditions Pertaining to
                      Ex-Im Bank Loan & Guarantee Programs
                          and Export Credit Insurance

                          EFFECTIVE November 13, 1994

It is agreed that pursuant to the provisions of Ex-Im Bank loans and guarantees and Ex-Im Bank export credit insurance policies, the country limitation schedule has been amended effective November 13, 1994. This revision supersedes the August 1, 1994 country limitation schedule and any amendments thereto.

Insureds, and brokers will be notified of any amendments to this country limitation schedule in writing. A full revision is generally completed every six months to one year. All special conditions should be reviewed as many have been amended.

                               GENERAL CONDITIONS

Exceptions to any condition or limitation contained herein must be obtained in writing from Ex-Im Bank.

Ex-Im Bank reserves the right to set additional conditions for any particular buyer or issuing bank including the right to set a different percentage of coverage. Ex-Im Bank also reserves the right to reject any particular application.

The sector where the risk lies (public or private) and the country of the obligor, or guarantor if there is one, will generally be used for determining appropriate country limitations and exposure fee.

The following insurance policies are affected by this country limitation schedule:

SHORT-TERM COMPREHENSIVE: CS, EBD, ELC, ENB, ENV, ESC, ESM(ST), ESS, ETM(ST), FB, FB-E, FV, MSC(ST), MSC-E(ST).

SHORT-TERM POLITICAL RISKS ONLY: ESP, ESSP, FP, MCP(ST).

MEDIUM-TERM: All medium-term and lease-policy types, ESM(MT), ETM(MT), MCP(MT), MRP, MSC(MT), MSC-E(MT), MTR, MTR-E.

Effective Date of
this Endorsement                November 13, 1994                No. CLS-11/94
                                12:01 A.M. E.S.T.

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                          EFFECTIVE November 13, 1994



                          PUBLIC SECTOR RISK         PRIVATE  SECTOR RISK
COUNTRY                   ST       MT       LT       ST        MT       LT      NOTES

Afghanistan               X        X        X         X        X        X
Albania                   X        X        X         X        X        X
Algeria                            X        X         X        X        X       #1, #2
Angola                    X        X        X         X        X        X
Anguilla                                                                          #2
Antigua & Barbuda         X        X        X                                     #2
Argentina                                                                         #7b
Armenia                   X        X        X         X        X        X
Aruba                                                                           #2, #10
Australia
Austria
Azerbaijan                X        X        X         X        X        X
Bahamas
Bahrain
Bangladesh                                            X        X        X         #2
Barbados                                                                          #2
Belarus                   X        X        X         X        X        X
Belgium
Belize                                                                            #7a
Benin                     X        X        X                           X       #2, #5
Bermuda
Bhutan                                                                          #2, #5
Bolivia                                     X                                   #2, #6
Botswana
Bosnia-Hercegovina        X        X        X         X        X        X
Brazil                    X        X        X
British Virgin Is.
Brunei
Bulgaria                                              X        X        X       #2, #6
Burkina Faso              X        X        X         X        X        X
Burundi                   X        X        X         X        X        X
Cambodia                  X        X        X         X        X        X         #8
Cameroon                  X        X        X         X        X        X
Canada
Cape Verde Is.            X        X        X         X        X        X
Cayman Is.


  ST = SHORT-TERM, MT = MEDIUM-TERM, LT = LONG-TERM, X = SUPPORT NOT AVAILABLE

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                          EFFECTIVE November 13, 1994


                          PUBLIC SECTOR RISK         PRIVATE SECTOR RISK
COUNTRY                   ST       MT       LT       ST        MT       LT       NOTES


Central African Rep.      X        X        X         X        X        X
Chad                      X        X        X         X        X        X
Chile
China, People's Rep.                                  X        X        X         #3
Colombia
Comoros                   X        X        X         X        X        X
Congo                     X        X        X         X        X        X
Cook Islands                                                            X       #2, #5
Costa Rica                                  X                                     #7b
Cote d'Ivoire            X        X        X         X        X        X
Croatia                   X        X        X         X        X        X
Cuba                      X        X        X         X        X        X         #8
Cyprus
Czech Republic                                                                  #2, #5
Denmark
Djibouti                  X        X        X         X        X        X
Dominica                                                                          #2
Dominican Rep.                              X                                   #6, #7a
Ecuador                                     X                                   #6, #7a
Egypt                                                                             #2
El Salvador
Equatorial Guinea         X        X        X         X        X        X
Eritrea                   X        X        X         X        X        X
Estonia                                                                 X       #2, #5, #6
Ethiopia                  X        X        X         X        X        X
Fiji                                                                              #2
Finland
France
Gabon                     X        X        X                                   #7a
Gambia                    X        X        X         X        X        X
Georgia                   X        X        X         X        X        X
Germany
Ghana                                                                           #6, #7a
Greece
Grenada                                                                          #2
Guatemala                                                                        #7b

  ST = SHORT-TERM, MT =  MEDIUM-TERM, LT = LONG-TERM,  X = SUPPORT NOT AVAILABLE

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                          EFFECTIVE November 13, 1994

                           PUBLIC SECTOR RISK       PRIVATE SECTOR RISK
COUNTRY                    ST      MT      LT       ST       MT      LT                  NOTES
Guinea                     X       X       X        X        X       X
Guinea-Bissau              X       X       X        X        X       X
Guyana                     X       X       X                                            #2, #5
Haiti                      X       X       X        X        X       X
Honduras                   X       X       X                         X                  #2, #5
Hong Kong
Hungary                                                                                 #2, #5
Iceland
India
Indonesia
Iran                       X       X       X        X        X       X                    #8
Iraq                       X       X       X        X        X       X                    #8
Ireland
Israel
Italy
Jamaica                                    X                                              #7a
Japan
Jordan                                                                                  #2, #5
Kazakhstan                                          X        X       X                  #2, #6
Kenya                      X       X       X        X        X       X
Kiribati                                                                                  #2
Korea, North               X       X       X        X        X       X                    #8
Korea, South
Kuwait
Kyrgyzstan                 X       X       X        X        X       X
Laos                       X       X       X        X        X       X                    #8
Latvia                                                               X                 #2,#5,#6
Lebanon                                    X                                           #2,#5,#6
Lesotho                                                                                   #7b
Liberia                    X       X       X        X        X       X
Libya                      X       X       X        X        X       X                    #8
Liechtenstein
Lithuania                                                            X                 #2,#5,#6
Luxembourg
Macao                                                                                     #2
Macedonia                  X       X       X        X        X       X

   ST = SHORT-TERM, MT = MEDIUM-TERM, LT = LONG-TERM, X = SUPPORT NOT AVAILABLE

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                           EFFECTIVE November 13,1994

                           PUBLIC SECTOR RISK         PRIVATE SECTOR RISK
COUNTRY                   ST       MT       LT       ST        MT       LT       NOTES
Madagascar                X        X        X        X         X        X
Malawi                    X        X        X        X         X        X
Malaysia
Maldive Islands                                                                   #2
Mali                      X        X        X        X         X        X
Malta
Marshall Islands                            X                           X       #2, #5
Mauritania                X        X        X        X         X        X
Mauritius
Mexico
Micronesia                                                                        #2
Moldova                   X        X        X        X         X        X
Monaco
Mongolia                                    X        X         X        X       #2, #6
Montserrat                                                                        #2
Morocco                                                                           #7b
Mozambique                X        X        X        X         X        X
Myanmar                   X        X        X        X         X        X         #8
Namibia                                                                           #2
Nauru                                                                             #2
Nepal                                                                   X         #2
Netherlands
Neth Antilles
New Zealand
Nicaragua                 X        X        X        X         X        X
Niger                     X        X        X        X         X        X
Nigeria                   X        X        X        X         X        X         #8
Norway
Oman
Pakistan                                                                          #7b
Palau                                       X        X         X        X       #2, #6
Panama                                                                            #7b
Papua New Guinea                                                                  #2
Paraguay                                                                          #7a
Peru                                        X                                   #2, #5
Philippines                                                                       #4

    ST = SHORT-TERM, MT = MEDIUM-TERM, LT = LONG-TERM, X = SUPPORT NOT AVAILABLE

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                          EFFECTIVE November 13, 1994




                          PUBLIC  SECTOR  RISK        PRIVATE  SECTOR   RISK
COUNTRY                   ST       MT      LT         ST       MT       LT               NOTES
Poland                                                                                   #2, #5
Portugal
Qatar
Romania                                               X        X        X                #2, #6
Russia                                      X         X        X        X                #2, #6
Rwanda                    X        X        X         X        X        X
St. Kitts-Nevis                                                                            #2
St. Lucia                                                                                  #2
St. Vincent-Gren.                                                                          #2
Sao Tome & Principe       X        X        X         X        X        X
Saudi Arabia
Senegal                   X        X        X         X        X        X
Serbia                    X        X        X         X        X        X                #8
Seychelles                                                                                 #7b
Sierra Leone              X        X        X         X        X        X
Singapore
Slovakia                                                                                 #2, #5
Slovenia                           X        X                                            #2, #5
Solomon Islands                                                                            #2
Somalia                   X        X        X         X        X        X
South Africa                                                                               #2
Spain
Sri Lanka                                                                                 #2, #5
Sudan                     X        X        X         X        X        X                  #8
Suriname                  X        X        X         X        X        X
Swaziland
Sweden
Switzerland
Syria                     X        X        X         X        X        X                  #8
Taiwan
Tajikistan                X        X        X         X        X        X
Tanzania                  X        X        X         X        X        X
Thailand
Togo                      X        X        X         X        X        X
Tonga                                                                                      #2
Trinidad & Tobago                                                                          #7a


    ST = SHORT-TERM, MT = MEDIUM-TERM, LT = LONG-TERM, X = SUPPORT NOT AVAILABLE

                         EXPORT-IMPORT BANK OF THE U.S.
                          COUNTRY LIMITATION SCHEDULE
                          EFFECTIVE November 13, 1994




                          PUBLIC  SECTOR  RISK        PRIVATE  SECTOR   RISK
COUNTRY                   ST       MT      LT         ST        MT      LT               NOTES
Trinidad & Tobago                                                                       #7a
Tunisia
Turkey
Turkmenistan                               X          X         X       X                #2, #6
Turks & Caicos Is.                                                                         #2
Uganda                                     X                            X                #2, #5
Ukraine                   X        X       X          X         X       X
United Arab Emirates                                                                       #9
United Kingdom
Uruguay                                                                                    #7b
Uzbekistan                                 X          X         X       X                #2, #6
Vanuatu                                                                                    #2
Vatican City
Venezuela                                             X         X       X                  #2
Vietnam                   X        X       X          X         X       X                  #8
Western Samoa                                                                              #2
Yemen                     X        X       X          X         X       X
Zaire                     X        X       X          X         X       X
Zambia                    X        X       X          X         X       X
Zimbabwe                                                                                   #7b



    ST = SHORT-TERM, MT = MEDIUM-TERM, LT = LONG-TERM, X = SUPPORT NOT AVAILABLE

Page 8 of 11
Notes:

#1.  Short-term cover is limited to government-owned banks and SONATRACH.

#2. Discretionary credit limits are withdrawn. Cover not available unless specified in a special buyer credit limit or issuing bank credit limit endorsement. Cover not available under short-term political risks only policies unless specified in a country limit of liability endorsement.

#3. Bank of China, China International Trust and Investment Corporation,or People's Construction Bank of China as obligor or guarantor. Ex-Im Bank will consider other financial institutions.

#4. Except for selected transactions with the Development Bank of the Philippines, the guarantee of the Department of Finance is required for public sector medium- and long-term transactions. Before taking action on private or public sector medium- or long-term cases, Ex-Im Bank will obtain the advice of the Department of Finance to the status of internal Philippine approvals. For public sector medium- and long-term transactions Ex-Im Bank will also obtain a statement of the willingness of the Department of Finance to serve as guarantor.

#5. Ex-Im Bank cover/support for private sector transactions is limited to transactions with a commercial bank as obligor or guarantor unless otherwise specified by Ex-Im Bank.

#6. Ex-Im Bank cover/support public sector transactions is limited to transactions which commit the full faith and credit of the government unless otherwise specified by Ex-Im Bank.

#7. Discretionary credit limits and coverage under short-term political risks only policies shall be the lesser of the limits authorized in the policy or:


                                   a. $ 50,000
                                   b. $100,000

     Higher limits will be considered upon application for a special buyer credit limit, issuing bank credit limit, or country limit of liability.

#8.  Support legally prohibited.

#9. Transactions in Sharjah, Fujairah, Ras Al-Khaimah, Umm Al-Qaywayn, and Ajman require the guarantee of the federal government.

#10. Longer than short-term public sector transactions require the government of Aruba as the borrower.

                           INFORMATION SUPPLEMENT ON
                         MEDIUM- AND LONG-TERM PROGRAMS

"OPEN FOR COVER" versus "OFF-COVER". The attached Country Limitation Schedule indicates where Ex-Im Bank is "open for cover" and where Ex-Im Bank is "off-cover". The Schedule is organized along three dimensions: the country where the risk lies, sector (public sector or private sector), and term of total exposure (including both disbursement period and repayment term). Ex-Im
Bank defines "public sector" as including those obligors or guarantors which are at least 50% owned, directly or indirectly, by the government. Where the CLS presents an X mark, Ex-Im Bank is "off-cover", and is therefore not willing to consider approval of routine transactions. These "off-cover" determinations are due to economic and/or political risks associated with the country.

WHERE EX-IM BANK IS OPEN FOR COVER. The "open for cover" designation refers to the possibility, rather than the certainty, of Ex-Im Bank support in particular cases. Proposed obligors, guarantors, and transaction structures under medium- and long-term programs are all subject to case-by-case Bank approval. Approval depends on the case-by-case application of Bank policies, particularly the Bank's determination of reasonable assurance of repayment.
The following paragraphs provide very general guidance to the application of policies in markets where Ex-Im Bank is on-cover.

- - - IDENTIFICATION OF OBLIGOR OR GUARANTOR. Ex-Im Bank will approve a final commitment, a preliminary commitment (PC), or a medium-term insurance policy or commitment (MTIP or MTIC), only if a specific obligor or guarantor has been identified. Ex-Im Bank may approve an indicative letter of interest
   (LI) for a proposed transaction, subject to the condition that an obligor or guarantor is identified at the time the LI is converted to a final commitment. PC, MTIP, or MTIC; and Ex-Im Bank can accept the credit risk of the proposed obligor or guarantor.

- - - INFORMATION REQUIREMENTS REGARDING OBLIGORS OR GUARANTORS. Ex-Im Bank requires that obligors or guarantors offer "reasonable assurance of repayment." To process applications for final commitments, PCs. MTIPS, and MTICs, Ex-Im Bank will first require information on proposed obligors and guarantors. Such information includes financial statements and credit references. Engineering data is required for long-term transactions. Generally, Ex-Im Bank will require more detailed information regarding obligors or guarantors when processing relatively large transactions, or transactions with obligors or guarantors with which Ex-Im Bank has had no favorable direct credit experience. Ex-Im Bank's application form and program literature specify the Bank's standard information requirements.

- - - SOVEREIGN GUARANTEES FOR PUBLIC SECTOR BUYERS OR OBLIGORS. For most cases involving proposed public sector buyers or obligors, Ex-Im Bank will routinely require a sovereign guarantee. This is particularly true when the public sector obligor is dependent on government budget support or otherwise lacks financial and operating independence.

- - - PRIOR HOST GOVERNMENT REVIEW OF SOVERIGN CASES IN SOME COUNTRIES. In some countries, Ex-Im Bank requires prior review of proposed public sector cases by government authorities responsible for providing the sovereign guarantee, before Ex-Im Bank will begin processing action.

- - - TEMPORARY SUSPENSION OF COVER. In countries where the CLS indicates that Ex-Im Bank is "open for cover", Ex-Im Bank may, under certain circumstances, temporarily suspend cover. This is most likely to be the case for public sector obligors and guarantors only, but may involve all obligors and guarantors. In such an event, Ex-Im Bank will advise applicants as quickly as possible.

- - - LARGE TRANSACTIONS IN SMALLER MARKETS. Relatively large transactions in smaller economies, even when sovereign guaranteed, will be subject to special Ex-Im Bank review. Ex-Im Bank will review the potential macroeconomic impacts of the transaction, in terms of higher debt burden and improved debt repayment capacity.


- - - PRIVATE COMPANIES. Ex-Im Bank will accept the direct credit risks of private buyers, if available information suggests that these buyers offer a "reasonable assurance of repayment." For closely-held companies, Ex-Im Bank may require financial information from owners. For holding companies, Ex-Im Bank may require financial information on operating components, and may require their counter-guarantee.

- - - COMMERCIAL BANK GUARANTEES. Ex-Im Bank may require the guarantees of acceptable commercial banks in the event that information available to Ex-Im Bank on proposed private buyers suggests that these buyers by themselves do not offer a "reasonable assurance of repayment."

- - - LIMITED RECOURSE PROJECTS. Ex-Im Bank will consider limited-recourse project finance structures (those without full recourse to an acceptable, established obligor or guarantor), but only after a comprehensive review of project features. These features shall include the financial commitment of the project's equity shareholders over the life of the proposed Ex-Im Bank commitment, the experience and capacity of project participants, including suppliers and offtakers; project cash flow coverage of foreign currency debt service; and security structures, including hard currency external payments arrangements. Ex-Im Bank will review only well-developed proposals, and will require project sponsors to fund review of project proposals by consultants retained by the Bank. Significant changes to proposed structures may be required.

- - - POLITICAL-ONLY COVER. Ex-Im Bank's standard guarantee and insurance cover is "comprehensive", under which Ex-Im Bank will pay claims resulting from both commercial and political perils. Ex-Im Bank also offers a narrower form of coverage, under "political-only" cover. Ex-Im Bank's guarantee agreements and insurance policies describe in detail and or define the specific risks which are subject to this form of coverage.

   The following is intended as a summary: For long-term transactions, Ex-Im Bank covers default arising from three "core" perils: transfer risk, expropriation, and political violence. Transfer risk involves borrowers' inability to acquire foreign exchange through legal foreign exchange markets. Expropriation involves the government's confiscation of assets or ownership, or arbitrary or discriminatory intervention in business operations. Political violence involves war, revolution, insurrection, and other such acts. Under medium-term insurance policies, Ex-Im Bank also covers defaults arising from other defined risks.

   Suppliers and/or lenders choosing political-only cover must be prepared to assume broad commercial risks associated with the borrower's capacity.
   Ex-Im Bank's political-only cover does not cover defaults arising from the borrower's capacity to withstand domestic or international commercial market disruptions, or currency devaluation or depreciation. If suppliers and/or lenders are unable to assume these and other commercial risks, then Ex-Im Bank comprehensive cover would be a more appropriate form of coverage.

   Political-only cover is offered only for private buyers or borrowers, those which are not subject to the administration of government authorities, and for which it is possible to distinguish between commercial perils and political- risk perils. Political-only cover is the only form of coverage available from Ex-Im Bank for borrowers which are effectively controlled by suppliers and/or lenders participating in transactions. Political-only cover is available only in those countries where Ex-Im Bank is "open for cover" for private sector risk.

WHERE EX-IM BANK IS OFF COVER FOR COUNTRY CREDIT REASONS. Ex-Im Bank will not consider routine transactions in countries and sectors (public or private) where the country limitation schedule indicates that the Bank is off-cover (where there is an X). However, three special categories of transactions may be eligible for Ex-Im Bank support, under restrictive conditions, subject to additional special review:

- - - BORROWERS ON INTERNATIONAL CAPITAL MARKETS. Individual borrowers (either public sector or private sector) with a strong record of independent access to private international capital markets, absent external (including sovereign) guarantees. The fee grade assigned, and the extent of Ex-Im Bank support, will take into account information related to the borrower's capital market financings and ratings. For Ex-Im Bank to consider such borrowers, information on the borrower's internationally-traded securities, including their credit ratings, face values and coupons, recent market values, and recent yields, must accompany the application.

- - - INSULATED PROJECT FINANCE STRUCTURES. Ex-Im Bank's approval in "off-cover" markets/sectors of limited-recourse structures depends on the establishment of structures which do not require the financial or operating commitments of host government agencies and which are effectively insulated from government involvement. Furthermore, these structures must involve the channeling of project foreign exchange earnings through offshore payments and escrow mechanisms. In some country environments, the only acceptable limited-recourse structures may be "enclave" projects which are almost completely insulated from the broader country environment. The fee grade assigned, and the extent of Ex-Im Bank support, will take into account project structure and other conditions.

- - - SECURED LONG-RANGE AIRCRAFT LEASES. Ex-Im Bank approval of asset-secured long-range aircraft lease transactions requires that the airline's country of registry become a signatory to international conventions protecting aircraft property rights. Ex-Im Bank approval for aircraft transactions in off-cover markets is more likely for privately-owned airlines with established operating records. Depending on the nature of transaction participants and structures, Ex-Im Bank may also require offshore payments and escrow mechanisms, or may provide a reduced percentage of cover.
   Aircraft transactions are subject to special fees and covenants.

Because these transactions are subject to individual special review, Ex-Im Bank will not approve letters of interest (LIs) for them. It should be noted that these exceptions do not apply in countries where Ex-Im Bank is legally prohibited from operating.